SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") dated July 19, 2002 by TEMTEX INDUSTRIES, INC., a Delaware corporation ("Debtor"), in favor of JAMES E. UPFIELD (as further defined below "Secured Party"). Debtor hereby agrees with Secured Party as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (b) The term "Collateral" shall mean all of the property set forth below:
               (i) All present and hereafter acquired inventory (including without limitation, all raw materials, work in process and finished goods) held, possessed, owned, held on consignment, or held for sale, lease, return or to be furnished under contracts of services, in whole or in part, by Debtor wherever located, all records, to the extent relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form), together with the PROCEEDS of the foregoing, including accounts receivable, to the extent such PROCEEDS (including accounts receivable) arose (A) after any sale, disposition or other realization of any of Debtor's assets, (B) after demand for payment of the Indebtedness (as hereinafter defined) by Secured Party, (C) upon any dissolution, liquidation, winding-up, reorganization, bankruptcy, insolvency or receivership of Debtor or any other marshaling of Debtor's assets that is similar thereto, (D) upon the enforcement of, or any action taken with respect to, any of Secured Party's or The Frost National Bank's security interest under the Frost Bank Loan (as hereinafter defined) in or other rights to such assets, (E) with respect to insurance proceeds as a result of the loss of, destruction of or damage to any of such assets, or (F) as a result of the expropriation or other condemnation of any of such assets.

          (ii) All equipment and fixtures of whatsoever kind and character now or hereafter possessed, held, acquired, leased or owned by
Debtor and used or usable in Debtor's business, together with all replacements, accessories, additions, substitutions and
accessions to all of the foregoing, all records, to the extent relating in any way to the foregoing (including, without
limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form), together with the PRODUCTS and PROCEEDS of all of the foregoing (including without
limitation, insurance payable by reason of loss or damage to the foregoing property).  To the extent that the foregoing property is located on, attached to, annexed to, related to, or used in connection with, or otherwise made a part of, and is or shall become fixtures upon, real property, such real property and the record owner thereof is described on Exhibit A attached hereto and made a part hereof.
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          The designation of PROCEEDS under 1.(b)(i) and
          1.(b)(ii) above does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property except finished goods intended for sale in the ordinary course of Debtor's business or as otherwise provided herein.

          (c) The term "Frost Bank Loan" shall mean that certain $4,000,000 Loan Agreement by and among The Frost National Bank, as lender, and Debtor and certain affiliates of Debtor, as borrowers, dated as of September 6, 2000, and all renewals, extensions, modifications, or replacements thereof.

          (d) The term "Indebtedness" shall mean (i) all indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising, arising under the Secured Term Note dated July 19, 2002 (the "Note") in the stated principal amount of $750,000 payable by Debtor and Debtors subsidiary Temco Fireplace Products, Inc. to the order of Secured Party whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, including the Note.

          (f) The term "Obligated Party" shall mean any party other than Debtor who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.


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          (g)  The term "Permitted Liens" shall mean (i) liens created by this Agreement, (ii) liens created by or in connection with capitalized leases entered into in the ordinary course of Debtor's business, (iii) liens for taxes, assessments, or other governmental charges not yet due, or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, and any reserve as shall be required by generally accepted accounting principles shall have been made therefor, (iv) liens of landlords, vendors, carriers, warehousemen, mechanics, laborers and materialmen arising by law in the ordinary course of Debtor's business for sums not yet due or, which are being contested in good faith by appropriate action promptly initiated and diligently conducted, and any reserve as shall be required by generally acceptable accounting principles shall have been made therefor, (v) pledges or deposits made in the ordinary course of Debtor's business in connection with workmen's compensation, unemployment insurance, social security and other like laws and (vi) liens in favor of The Frost National Bank under the Frost Bank Loan, subject to the superior rights of Secured Party in the Collateral described in Paragraph 1(b)(i) above, other than Returned Goods (as hereinafter defined).

          (h) The term "Returned Goods" shall mean any of the Collateral described in Paragraph 1.(b)(i) which has been returned to or reclaimed or repossessed by Debtor or which has otherwise come back into Debtor's possession for any reason after having been sold or otherwise transferred by Debtor.

          (i) The term "Secured Party" shall mean James E. Upfield, his successors and assigns, or heirs and personal representatives, including without limitation, any party to whom Secured Party, or his successors or assigns, or heirs and personal representatives, may assign his or its rights and interests under this Agreement.

          All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary corporate action of Debtor.

          (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the Permitted Liens. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.
Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party or with respect to the Permitted Liens.


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          (d)  No Conflicts or Consents.  Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance except for Permitted Liens. This Agreement creates a legal, valid and binding security interest in favor of Secured
Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish Secured Party's security interest hereunder in the Collateral.

          (f) Location. Debtor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the Permitted Liens.

          (b) Further Assurances. Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.


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

          (c) Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (d) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside on Debtor's books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party's written request, Debtor will establish with Secured Party an escrow acceptable to Secured Party adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such taxes, assessments, governmental charges, interest, costs and penalties.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral or (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party except with respect to the Permitted Liens, except for (A) sales of inventory and equipment in the ordinary course of business.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.


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

          (c) Financing Statement Filings. Debtor will not cause or permit any change in the location of (i) any Collateral, (ii) any records concerning any Collateral, or (iii) Debtor's residence or chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(f) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to, during the existence of any Event of Default, take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to obtain and adjust insurance required by Secured Party hereunder; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Debtor to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents and such failure shall not be cured within ten (10) days after Debtor shall have received written notice of such failure from Second Party; or

          (c) Default Under other Loan Documents. The occurrence of an event of default under any of the other Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Debtor or any Obligated Party is false or misleading in any material respect;
     or

          (e) Default to Third Party. An event of default shall have occurred under any credit agreement, loan agreement, promissory note or other document or instrument evidencing indebtedness of Borrower and the holder of any such indebtedness shall have declared such indebtedness to be due and payable prior to the maturity thereof, or shall have instituted collection proceedings with respect thereto; or;

          (f)  Bankruptcy or Insolvency.  If Debtor or any Obligated Party:
     (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable
     Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (g) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (h) Abandonment. Debtor abandons the Collateral or any portion thereof; or

          (i) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Debtor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder and institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (j) Liquidation and Related Events. The liquidation, dissolution, merger or consolidation of Debtor.

     8. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

               (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii) apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment; and



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               (viii)    at its option, retain the Collateral in satisfaction of
          the Indebtedness whenever the circumstances are such that Secured
          Party is entitled to do so under the Code or otherwise.

          Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (B) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii) to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615 of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.



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          (d)  Non-Judicial Remedies.  In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length.
     Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured
     Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9.   Frost Bank Loan Liens.

     Notwithstanding anything to the contrary contained herein, Secured Party and Debtor expressly acknowledge and agree that the liens and security interests granted in this Agreement on or in respect of the Collateral described in Paragraph 1.b(ii) of this Agreement, products and proceeds therefrom and all Returned Goods shall be subordinate and inferior to the liens granted to The Frost National Bank in such Collateral under or pursuant to the Frost Bank Loan pursuant to the terms of the Intercreditor Agreement of even date herewith between Secured Party and the Frost Bank.



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     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured
     Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (ii) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (iii) the failure by Debtor to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Debtor.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery,
     (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Debtor, (iii) written request for the termination hereof delivered by Debtor to Secured Party, and (iv) written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.


                    [Signature Page Follows]

     EXECUTED as of the date first written above.

Debtor's Address:                  DEBTOR:
_____________________________
_____________________________      TEMTEX INDUSTRIES, INC.
_____________________________
_____________________________

                                   By:_____________________
                                   Name:___________________
                                   Title:__________________


Secured Party's Address:           SECURED PARTY:
____________________________
____________________________
___________________________        __________________________
                                   James E. Upfield

                            EXHIBIT A
                               TO
                       SECURITY AGREEMENT



Exhibit A-1     5400 LBJ Freeway, Suite 1375
                Dallas, Texas 75240